LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

Seeks long-term capital growth

KEMPER GLOBAL
BLUE CHIP FUND

                            "... In the spring, international technology markets
                             fell even further and faster than their larger U.S. counterparts, raising questions as to whether there were real diversification benefits in markets driven
                                             globally by technology stocks. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
11
LARGEST HOLDINGS
12
GEOGRAPHIC COMPOSITION
13
PORTFOLIO OF INVESTMENTS
18
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS
23
NOTES TO FINANCIAL STATEMENTS
27
REPORT OF INDEPENDENT AUDITORS
28
TAX INFORMATION

AT A GLANCE


 KEMPER GLOBAL BLUE CHIP FUND
TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                 KEMPER GLOBAL BLUE CHIP     KEMPER GLOBAL BLUE CHIP       LIPPER GLOBAL FUNDS
KEMPER GLOBAL BLUE CHIP FUND CLASS A                  FUND CLASS B                FUND CLASS C              CATEGORY AVERAGE*
------------------------------------             -----------------------     -----------------------       -------------------
10.78                                                     9.77                        9.84                        10.26

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF CLASSES WILL DIFFER. FOR ADDITIONAL INFORMATION, PLEASE SEE THE FUND'S PROSPECTUS.
INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, SHIFTING GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.
 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    KEMPER GLOBAL BLUE CHIP FUND
    CLASS A                         $13.12     $11.88
 .........................................................
    KEMPER GLOBAL BLUE CHIP FUND
    CLASS B                         $12.77     $11.67
 .........................................................
    KEMPER GLOBAL BLUE CHIP FUND
    CLASS C                         $12.80     $11.69
 .........................................................

 KEMPER GLOBAL BLUE CHIP FUND
 RANKING AS OF 10/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GLOBAL FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #104 of 261 funds     #120 of 261 funds     #116 of 261 funds
 ....................................................................................

* LIPPER, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 10/31/00. The
BOX] Morningstar International Equity Style Box(TM) placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

EMPOWERED CONSUMER COMPANY A company possessing technologies that empower consumers to obtain more competitive pricing for products and services.

MACROECONOMICS The analysis of a nation's economy as a whole, using such aggregate data as price levels, unemployment, inflation and industrial production.

MICROECONOMICS The analysis of the operations of the components of a nation's economy, such as individual businesses, households and consumers.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI World index) or an investment universe.

ULTIMATE SUBCONTRACTOR COMPANY Any of the more "traditional" companies, both cyclical and noncyclical, committed to consolidation and capital discipline.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[HOLZER PHOTO]

WILLIAM HOLZER IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HE IS THE PRODUCT LEADER FOR THE FIRM'S GLOBAL EQUITY INVESTMENT GROUP AND IS FATHER TO THE UNIQUE THEMATIC INVESTMENT PHILOSOPHY PREVALENT IN ALL OF THE FIRM'S GLOBAL-MANDATE PORTFOLIOS, INCLUDING KEMPER GLOBAL BLUE CHIP FUND. PRIOR TO JOINING THE FIRM IN 1980, HE WORKED SEVERAL YEARS AS A CREDIT ANALYST AND A SECURITIES ANALYST IN THE UNITED KINGDOM. HOLZER HOLDS A DEGREE IN ECONOMICS FROM THE UNIVERSITY OF LANCASTER AND A MASTER'S DEGREE FROM NEW YORK UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED A RECOMMENDATION OF ANY PARTICULAR SECURITY.

WHILE INVESTORS CLAMORED TO SNAP UP TECHNOLOGY STOCKS IN THE WANING MONTHS OF 1999, KEMPER GLOBAL BLUE CHIP FUND'S PORTFOLIO MANAGEMENT TEAM HELD FAST TO THEIR COMMITMENT TO MAINTAINING THE FUND'S BROAD DIVERSIFICATION. HERE LEAD PORTFOLIO MANAGER WILLIAM HOLZER TELLS HOW A LONG-TERM PERSPECTIVE AND A STRATEGIC, BALANCED APPROACH TO INVESTING HELPED THE FUND OUTPACE ITS BENCHMARK FOLLOWING TECHNOLOGY'S DRAMATIC REVERSAL.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF KEMPER GLOBAL BLUE CHIP FUND
PERFORMANCE FOR THE ANNUAL PERIOD?

A     Despite extremely adverse market conditions, including rising global interest rates, fluctuating liquidity and historic levels of volatility, Kemper Global Blue Chip Fund climbed 10.78 percent (Class A shares, unadjusted for sales charges) during the annual period ended October 31, 2000. The fund outperformed the benchmark Morgan Stanley Capital International World Equity index, which eked out gains of 1.39 percent. The MSCI World Equity index is an international index that includes stocks traded in Europe, Australia and the Far East, plus the United States, Canada and South Africa, weighted by capitalization.

  At the beginning of the period, performance was fueled primarily by stock-picking in the technology sector, a sector that then experienced its well-publicized call, to historical values during the first half of the period. The fund's tech holdings continued to drive performance through most of the first quarter. A long-term commitment to maintaining broad portfolio diversification, however, kept the fund from benefiting more fully from the high-flying market. That said, it also proved instrumental in helping the fund maintain value during the second half of the period, when persistent volatility and continued rising interest rates got the best of most world markets. Trimming technology holdings throughout the period culminated in a substantially underweighted position versus the benchmark, which was key to the fund's outperformance.

  Our approach to fund management throughout this extraordinary period reflects our long-term, global view of investing. We believe it's important to take a more holistic approach to investing. Our strategy, therefore, seeks first to identify global trends and what creates them. For example, one of our strongest themes goes right to the heart of the technological revolution: the empowerment of consumers as technology drives greater competition by the creation of an auction economy in which even individuals can participate. Companies that fall under the "empowered consumer" theme are largely technology and technology-related companies that construct or provide the infrastructure which consumers use as they avail themselves of these new markets. But we live in a world divided. While the gains of the trendy "dot-com" stocks may be grabbing media and investor attention, there is a quieter revolution going on, one in which consolidating industries, such as mining and energy, are

PERFORMANCE UPDATE

creating equally powerful long-term investment opportunities. We define such companies as "ultimate subcontractors."

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF MANAGEMENT ACTIVITY THROUGHOUT THE
PERIOD?

A     During the fourth quarter of 1999, contributions from the fund's empowered-consumer holdings fueled strong performance. The technology universe in both the United States and Europe was spurred by investor enthusiasm to produce some spectacular individual stock returns. In addition, the fund's significantly overweighted position in Japan as compared with the benchmark helped propel performance early in the period.

  Believing that technology stock valuations had become overblown, we moved in November to concentrate the fund's holdings in firms in which we held the greatest conviction. Overall, we reduced empowered-consumer holdings from 40 percent to approximately 25 percent, a move that proved beneficial when major world-market indices fell sharply in January in response to rising U.S. interest rates and volatility. Fearing that market volatility would intensify, in the ensuing months we selectively took profits in technology holdings that had served the portfolio well and redirected assets into so-called old-economy stocks within our "ultimate subcontractor" theme, which we believed would represent a different and uncorrelated risk.

  Yet, despite our best efforts to buffer the fund, the portfolio was not immune from the volatility in March and April, when the Nasdaq correction sent technology markets around the world into a downward spiral. Thereafter, and for most of the remainder of the period, the major developed world markets suffered extreme, even historic, volatility, and the emerging markets followed suit.

  The dramatic events of this annual period demonstrated the prudence of our current strategy. In a barbell-like fashion, we've sought to balance the fund's technology holdings with significant positions in stocks that move independently according to other economic or political forces. Notably, we've focused on industries undergoing consolidation, as I mentioned earlier, and those that are applying capital discipline to produce the kind of returns to which investors have become accustomed. Heavy weightings in the "ultimate contractor" and "secure streams of income" themes drove performance during the second half.

Q     WERE THERE ECONOMIC TRENDS OR POLITICAL EVENTS THAT PRESENTED PARTICULAR
CHALLENGES OR BENEFITS TO FUND PERFORMANCE?

A     The big story, of course, is rising short-term interest rates and volatility in the United States, the fund's largest geographic stake, and the abrupt turnabout of U.S. markets. Clearly, the inflated valuations of Internet and other technology stocks that we saw in 1999 were a product of investor perception rather than a measure of the companies' internal success. We believe that it will take some time for investor confidence to return to the technology markets and that it's unlikely many of these companies will see their highs again. There's no doubt that the situation in the United States had a profound effect on markets throughout the world.

  Europe was plagued by rising interest rates and persistent weakness of the euro amid concern about the smooth integration of the European Monetary Union
(EMU). In the spring, international technology markets fell even further and faster than their larger U.S. counterparts, raising questions as to whether there were real diversification benefits in markets driven globally by technology stocks. Governments continue to make meaningful strides toward deregulation, and individual companies are accelerating the restructuring process with an emphasis on shareholders. We expect modest economic growth, possibly in excess of the slowing U.S. economy.

  We are somewhat less bullish on Japan. Persistent worry about the country's progress toward economic reform has led to low levels of investor confidence. This, together with the country's sluggish response to fiscal stimuli, made it the weakest major-market contributor for the period overall. With that said, good stock selection within technology and among so-called old-economy companies, many of which are beginning to realize the benefits of restructuring, resulted in significant contributions from the fund's Japanese stake. By the end of the period, however, a downgrade in Japan's credit rating put added pressure on a stock market already suffering from a lack of investor interest. We reduced our exposure in the early summer, but we'll continue to keep a watchful eye.

Q     AMONG KEMPER GLOBAL BLUE CHIP FUND'S TOP HOLDINGS, WERE THERE NOTABLE
SUCCESSES OR DISAPPOINTMENTS?

A     Among the fund's biggest winners was its second-largest holding, Anadarko
Petroleum, a U.S. oil and gas company. Throughout

PERFORMANCE UPDATE

the period, we added to our position in the stock as a defensive measure against the risks posed by volatility in the tech sector. The strategy proved successful. Robust gains in March and April, spurred by rising oil and gas prices and improved production volumes, helped offset losses during those critical months.

  Anadarko was introduced to the portfolio in 1999 under the ultimate subcontractor theme. At that time, oil and gas prices had become depressed. Our analyst observed that companies could not afford to spend sufficient money on research and development, or even on maintenance, and that they may be forced to consolidate their businesses, from which financially stronger and leaner winners could emerge. He was impressed with Anadarko's management and their efforts to improve oil and gas exploration and production. He believed that the company would be among the strongest, most independent competitors. The stock then was relatively cheap. It has climbed -- along with oil and gas prices -- ever since.

  On the other hand, Apple Computer, another major holding, has been largely disappointing. Inspired by the return of Steven Jobs and several eye-catching product innovations, the company turned in strong performance earlier in the period. In the end, Apple was unable to demonstrate progress toward winning new customers beyond the band of Apple devotees and expanding its market share. Although it was a relatively cheap technology holding, this loss of momentum in its recovery prompted us to eliminate the stock from the portfolio.

Q     WHAT IS YOUR NEAR-TERM OUTLOOK FOR INVESTING? HOW WILL YOU POSITION THE
PORTFOLIO GOING FORWARD?

A     There are still considerable imbalances in both the global economy and financial markets. Equity valuations remain high; company earnings must grow a long way to justify them. But investors' love affair with equities suggests that, regardless of fundamentals, the markets could actually stabilize at these levels. At the same time, the burden of driving the markets further falls upon narrow shoulders. Sound confusing? It is. And it's just this sort of confused environment that we believe will provide the backdrop for continued volatility.

  To combat it, our barbell strategy remains in place. We will continue to seek opportunity under the empowered-consumer theme in contractors that create and supply the technology that enables consumers. We believe that potential for growth is still significant. We will limit our exposure, however, and balance it by populating the portfolio with noncorrelated companies that have shown a history of relatively stable returns. We will continue to focus on companies consolidating within their industry sectors, applying capital discipline to boost returns, and those likely to benefit from natural monopolies. We believe these will be found again, primarily under the ultimate-subcontractor and secure-streams-of-income themes.

  The way we see it, today's investment environment -- and the market of the future, for that matter -- is characterized by two prevailing traits: overcapacity and the adoption of new technologies. The result is an auction economy. The only companies that will survive are those that can provide competitive pricing and robust returns on capital. The advent of the Internet means consumers are no longer constrained by geography. To find the best price, they need only log on to their computers. Companies also must have the ability to exploit technology to achieve greater efficiencies and to create markets where before none has existed.

  Perhaps most important, we will continue to work closely with our in-house analysts to thoroughly research companies in which we might invest. Expert fundamental analysis and the ability to make global comparisons are absolutely essential. The analysts are our eyes and ears. This cooperative effort to uncover the most promising new ideas is what gives Scudder Kemper Investments a competitive advantage.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                     LIFE OF
                                                            1-YEAR    CLASS
---------------------------------------------------------------------------------------------------
    KEMPER GLOBAL BLUE CHIP FUND CLASS A                     4.45%     9.83%   (since 12/31/97)
 ...................................................................................................
    KEMPER GLOBAL BLUE CHIP FUND CLASS B                     6.77     10.20    (since 12/31/97)
 ...................................................................................................
    KEMPER GLOBAL BLUE CHIP FUND CLASS C                     9.84     11.17    (since 12/31/97)
 ...................................................................................................

KEMPER GLOBAL BLUE CHIP FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/97 to 10/31/00
[LINE GRAPH]

                                                                KEMPER GLOBAL BLUE CHIP FUND
                                                                          CLASS A1                   MSCI WORLD EQUITY INDEX+
                                                                ----------------------------         ------------------------
12/31/97                                                                   9425.00                           10000.00
                                                                           9484.00                           10280.00
                                                                          10020.00                           10977.00
                                                                          10397.00                           11443.00
                                                                          10506.00                           11556.00
                                                                          10476.00                           11413.00
                                                                          10665.00                           11685.00
                                                                          10526.00                           11668.00
                                                                           9464.00                           10114.00
                                                                           9812.00                           10295.00
                                                                          10129.00                           11227.00
                                                                          10456.00                           11897.00
12/31/98                                                                  10724.00                           12480.00
                                                                          10952.00                           12755.00
                                                                          10456.00                           12417.00
                                                                          10813.00                           12936.00
                                                                          11528.00                           13448.00
                                                                          11349.00                           12958.00
                                                                          11825.00                           13564.00
                                                                          11915.00                           13525.00
                                                                          11677.00                           13503.00
                                                                          11577.00                           13374.00
                                                                          11776.00                           14071.00
                                                                          12401.00                           14469.00
12/31/99                                                                  13752.00                           15642.00
                                                                          12916.00                           14748.00
                                                                          13036.00                           14789.00
                                                                          13791.00                           15814.00
                                                                          13284.00                           15147.00
                                                                          13225.00                           14765.00
                                                                          13503.00                           15264.00
                                                                          13115.00                           14836.00
                                                                          13752.00                           15321.00
                                                                          13294.00                           14508.00
10/31/00                                                                  13046.00                           14267.00

KEMPER GLOBAL BLUE CHIP FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 12/31/97 to 10/31/00
[LINE GRAPH]

                                                                KEMPER GLOBAL BLUE CHIP FUND
                                                                          CLASS B1                   MSCI WORLD EQUITY INDEX+
                                                                ----------------------------         ------------------------
12/31/97                                                                  10000.00                           10000.00
                                                                          10063.00                           10280.00
                                                                          10621.00                           10977.00
                                                                          11000.00                           11443.00
                                                                          11116.00                           11556.00
                                                                          11063.00                           11413.00
                                                                          11263.00                           11685.00
                                                                          11095.00                           11668.00
                                                                           9979.00                           10114.00
                                                                          10326.00                           10295.00
                                                                          10663.00                           11227.00
                                                                          10989.00                           11897.00
12/31/98                                                                  11263.00                           12480.00
                                                                          11484.00                           12755.00
                                                                          10968.00                           12417.00
                                                                          11326.00                           12936.00
                                                                          12063.00                           13448.00
                                                                          11863.00                           12958.00
                                                                          12358.00                           13564.00
                                                                          12442.00                           13525.00
                                                                          12189.00                           13503.00
                                                                          12063.00                           13374.00
                                                                          12274.00                           14071.00
                                                                          12916.00                           14469.00
12/31/99                                                                  14307.00                           15642.00
                                                                          13431.00                           14748.00
                                                                          13547.00                           14789.00
                                                                          14317.00                           15814.00
                                                                          13790.00                           15147.00
                                                                          13705.00                           14765.00
                                                                          13990.00                           15264.00
                                                                          13579.00                           14836.00
                                                                          14233.00                           15321.00
                                                                          13737.00                           14508.00
10/31/00                                                                  13182.00                           14267.00

KEMPER GLOBAL BLUE CHIP FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 12/31/97 to 10/31/00
[LINE GRAPH]

                                                                KEMPER GLOBAL BLUE CHIP FUND
                                                                          CLASS C1                   MSCI WORLD EQUITY INDEX+
                                                                ----------------------------         ------------------------
12/31/97                                                                  10000.00                           10000.00
                                                                          10063.00                           10280.00
                                                                          10621.00                           10977.00
                                                                          11011.00                           11443.00
                                                                          11126.00                           11556.00
                                                                          11074.00                           11413.00
                                                                          11263.00                           11685.00
                                                                          11105.00                           11668.00
                                                                           9989.00                           10114.00
                                                                          10347.00                           10295.00
                                                                          10674.00                           11227.00
                                                                          11011.00                           11897.00
12/31/98                                                                  11284.00                           12480.00
                                                                          11505.00                           12755.00
                                                                          10979.00                           12417.00
                                                                          11347.00                           12936.00
                                                                          12084.00                           13448.00
                                                                          11884.00                           12958.00
                                                                          12389.00                           13564.00
                                                                          12463.00                           13525.00
                                                                          12211.00                           13503.00
                                                                          12095.00                           13374.00
                                                                          12295.00                           14071.00
                                                                          12937.00                           14469.00
12/31/99                                                                  14338.00                           15642.00
                                                                          13463.00                           14748.00
                                                                          13579.00                           14789.00
                                                                          14349.00                           15814.00
                                                                          13811.00                           15147.00
                                                                          13737.00                           14765.00
                                                                          14022.00                           15264.00
                                                                          13600.00                           14836.00
                                                                          14265.00                           15321.00
                                                                          13769.00                           14508.00
10/31/00                                                                  13505.00                           14267.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. PERFORMANCE OF
CLASSES WILL DIFFER. FOR ADDITIONAL
INFORMATION, PLEASE SEE THE FUND'S
PROSPECTUS.

THE MAXIMUM SALES CHARGE FOR CLASS A
SHARES IS 5.75%. FOR CLASS B SHARES, THE
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
(CDSC) IS 4%. CLASS C SHARES HAVE NO
SALES ADJUSTMENT, BUT REDEMPTIONS WITHIN
ONE YEAR OF PURCHASE MAY BE SUBJECT TO A
CDSC OF 1%. FOR ADDITIONAL INFORMATION,
SEE THE PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND THE FINANCIAL
HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER GLOBAL BLUE CHIP
    FUND CLASS A SHARES WITH THE MSCI
    WORLD EQUITY INDEX, YOU SHOULD ALSO
    NOTE THAT THE FUND'S PERFORMANCE
    REFLECTS THE MAXIMUM SALES CHARGE,
    WHILE NO SUCH CHARGE IS REFLECTED IN
    THE PERFORMANCE OF THE INDEX.

 +THE MSCI WORLD EQUITY INDEX IS AN
  INTERNATIONAL INDEX THAT INCLUDES
  STOCKS TRADED IN EUROPE, AUSTRALIA,
  THE FAR EAST, PLUS THE U.S., CANADA
  AND SOUTH AFRICA, WEIGHTED BY
  CAPITALIZATION. THIS INDEX REPRESENTS
  ASSET TYPES, WHICH ARE SUBJECT TO RISK
  INCLUDING LOSS OF PRINCIPLE.
  INTERNATIONAL STOCKS ARE SUBJECT TO
  ADDITIONAL RISKS INCLUDING CURRENCY
  RISK AND VARYING ACCOUNTING STANDARDS.

LARGEST HOLDINGS

KEMPER GLOBAL BLUE CHIP FUND'S 10 LARGEST HOLDINGS*
Representing 25.3 percent of the fund's equity holdings as of October 31, 2000.

             HOLDINGS                              COUNTRY                   PERCENT
------------------------------------------------------------------------------------
1.           EXELON                                United States               3.9%
------------------------------------------------------------------------------------
2.           ANADARKO PETROLEUM                    United States               3.3%
------------------------------------------------------------------------------------
3.           CANADIAN NATIONAL RAILWAY             Canada                      2.8%
------------------------------------------------------------------------------------
4.           INTUIT                                United States               2.6%
------------------------------------------------------------------------------------
5.           AVENTIS                               France                      2.2%
------------------------------------------------------------------------------------
6.           ELECTRONIC ARTS                       United States               2.2%
------------------------------------------------------------------------------------
7.           FPL GROUP                             United States               2.1%
------------------------------------------------------------------------------------
8.           RIO TINTO                             United Kingdom              2.1%
------------------------------------------------------------------------------------
9.           SABRE GROUP HOLDINGS                  United States               2.1%
------------------------------------------------------------------------------------
10.          ALBERTA ENERGY                        Canada                      2.0%
------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

GEOGRAPHIC COMPOSITION

PRIMARY GEOGRAPHIC COMPOSITION*
(Excludes 11.5% Cash Equivalents)
[BAR GRAPH]

                                                               KEMPER GLOBAL BLUE CHIP FUND ON 10/31/00
                                                               ----------------------------------------
United States                                                                    41.70
United Kingdom                                                                   16.60
Japan                                                                            15.50
Canada                                                                            5.90
Germany                                                                           5.70
France                                                                            4.80
Switzerland                                                                       2.90
Australia                                                                         1.90
Italy                                                                             1.70
Brazil                                                                            1.30
Spain                                                                             0.90
Hong Kong                                                                         0.60
South Africa                                                                      0.50

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL BLUE CHIP FUND
Portfolio of Investments at October 31, 2000

                                                                                            PRINCIPAL
    U.S. GOVERNMENT AGENCY OBLIGATIONS--11.5%                                                 AMOUNT        VALUE

    UNITED STATES
                                       Student Loan Marketing Association, 6.450%,
                                         11/01/2000**
                                       (Cost $4,192,000)                                    $4,192,000   $ 4,192,000
                                       ---------------------------------------------------------------------------------
                                                                                            NUMBER OF
    COMMON STOCKS--88.5%                                                                      SHARES

    AUSTRALIA--1.7%
                                       Broken Hill Proprietary Co., Ltd.
                                         (PRODUCER OF PETROLEUM, MINERAL AND STEEL
                                         PRODUCTS)                                             26,700        261,004
                                       OneSteel, Ltd.*
                                         (MANUFACTURER OF STEEL LONG PRODUCTS AND
                                         DISTRIBUTOR OF METALS IN AUSTRALIA)                    6,675          3,210
                                       Woodside Petroleum, Ltd.
                                         (PRODUCER OF OIL AND GAS)                             45,900        338,319
                                       ---------------------------------------------------------------------------------
                                                                                                             602,533
------------------------------------------------------------------------------------------------------------------------

    BRAZIL--1.2%
                                       Aracruz Celulose S.A. "B" (ADR)
                                         (PRODUCER OF EUCALYPTUS KRAFT PULP)                   15,100        226,500
                                       Companhia Vale do Rio Doce (ADR)
                                         (OPERATOR OF DIVERSE MINING AND INDUSTRIAL
                                         COMPLEX)                                               8,200        192,700
                                       ---------------------------------------------------------------------------------
                                                                                                             419,200
------------------------------------------------------------------------------------------------------------------------

    CANADA--5.3%
                                       Alberta Energy Co., Ltd.
                                         (MAJOR OIL AND GAS PRODUCER)                          17,700        653,512
                                       Alcan Aluminium, Ltd.
                                         (MANUFACTURER OF ALUMINUM AND FINISHED PRODUCTS)       2,800         88,310
                                       Barrick Gold Corp.
                                         (EXPLORER AND PRODUCER OF GOLD IN NORTH AND SOUTH
                                         AMERICA)                                              19,700        263,488
                                       Canadian National Railway Co.
                                         (OPERATOR OF RAILROAD SERVICES)                       28,900        910,535
                                       ---------------------------------------------------------------------------------
                                                                                                           1,915,845
------------------------------------------------------------------------------------------------------------------------

    FRANCE--4.3%
                                       Aventis S.A.
                                         (MANUFACTURER OF LIFE SCIENCE PRODUCTS)                9,909        715,209
                                       STMicroelectronics N.V.
                                         (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                         CIRCUITS)                                              6,736        340,047
                                       Suez Lyonnaise des Eaux S.A.
                                         (DEVELOPER OF WATER AND ELECTRIC UTILITY)              3,246        495,590
                                       ---------------------------------------------------------------------------------
                                                                                                           1,550,846
------------------------------------------------------------------------------------------------------------------------

    GERMANY--5.0%
                                       BASF AG*
                                         (INTERNATIONAL CHEMICAL PRODUCER)                      7,239        285,221
                                       Bayer AG
                                         (PRODUCER OF CHEMICAL PRODUCTS)                       11,761        510,328
                                       Bayerische Hypo-und Vereinsbank
                                         (PROVIDER OF BANKING SERVICES)                         7,562        415,456
                                       Muenchener Rueckversicherungs-Gesellschaft AG
                                         (Registered)
                                         (PROVIDER OF INSURANCE SERVICES)                       1,977        624,502
                                       ---------------------------------------------------------------------------------
                                                                                                           1,835,507

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE

    HONG KONG--0.6%
                                       China Telecom, Ltd.*
                                         (PROVIDER OF CELLULAR TELECOMMUNICATION SERVICES)     32,000    $   205,165
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ITALY--1.5%
                                       Assicurazioni Generali
                                         (PROVIDER OF INSURANCE AND FINANCIAL SERVICES)        16,800        552,797
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    JAPAN--13.7%
                                       Daiwa Securities Co., Inc.*
                                         (PROVIDER OF BROKERAGE AND OTHER FINANCIAL
                                         SERVICES)                                             34,000        376,912
                                       Fujitsu, Ltd.
                                         (MANUFACTURER OF COMPUTERS)                            7,000        124,775
                                       Kyorin Pharmaceutical Co., Ltd.
                                         (RETAILER OF PRESCRIPTION MEDICINES)                   4,000        131,671
                                       Matsushita Electric Industrial Co., Ltd.
                                         (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)        19,000        552,265
                                       Mitsubishi Estate Co., Ltd.
                                         (PROVIDER OF REAL ESTATE SERVICES)                    29,000        308,454
                                       Mitsui Fudosan Co., Ltd.
                                         (REAL ESTATE COMPANY)                                 33,000        400,018
                                       NTT Docomo, Inc.
                                         (PROVIDER OF VARIOUS TELECOMMUNICATION SERVICES
                                         AND EQUIPMENT)                                            12        295,984
                                       Nintendo Co., Ltd.
                                         (MANUFACTURER OF GAME EQUIPMENT)                       2,100        347,561
                                       Nippon Telegraph & Telephone Corp.
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)                  33        300,468
                                       Nissan Motor Co., Ltd.*
                                         (MANUFACTURER OF MOTOR VEHICLES)                         700          4,807
                                       Sakura Bank, Ltd.
                                         (PROVIDER OF BANKING SERVICES)                        48,000        349,899
                                       Sankyo Co., Ltd.
                                         (PRODUCER OF LEADING ETHICAL DRUG)                    12,000        264,625
                                       Sharp Corp.
                                         (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                         ELECTRONICS)                                          15,000        191,179
                                       Sony Corp.
                                         (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                         ELECTRONIC EQUIPMENT)                                  3,000        239,868
                                       Toshiba Corp.
                                         (MANUFACTURER OF ELECTRIC MACHINERY)                  17,000        121,584
                                       Yamada Denki Co., Ltd.
                                         (SELLS AND REPAIRS CONSUMER ELECTRONIC EQUIPMENT)      6,100        536,952
                                       Yamanouchi Pharmaceutical Co., Ltd.
                                         (MANUFACTURES AND MARKETS A WIDE VARIETY OF
                                         PHARMACEUTICALS)                                      10,000        452,962
                                       ---------------------------------------------------------------------------------
                                                                                                           4,999,984
------------------------------------------------------------------------------------------------------------------------

    SOUTH AFRICA--0.5%
                                       De Beers Centenary Linked Shares
                                         (DIAMOND MINING)                                       6,200        170,469
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SPAIN--0.8%
                                       Repsol S.A.
                                         (MANUFACTURER OF CRUDE OIL AND NATURAL GAS)           18,261        290,279
                                       ---------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE

    SWITZERLAND--2.6%
                                       Nestle S.A. (Registered)
                                         (PRODUCER OF FOOD PRODUCTS)                              304    $   629,986
                                       Roche Holding AG (PC)
                                         (MANUFACTURER OF PHARMACEUTICAL AND CHEMICAL
                                         PRODUCTS)                                                 33        301,452
                                       ---------------------------------------------------------------------------------
                                                                                                             931,438
------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--14.7%
                                       British Telecom PLC
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)              36,702        429,793
                                       Cable and Wireless PLC
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)              22,941        324,172
                                       Carlton Communications PLC
                                         (TELEVISION POST PRODUCTION PRODUCTS AND
                                         SERVICES)                                             43,586        350,589
                                       EMAP PLC
                                         (PUBLISHER OF MAGAZINES)                              21,259        249,561
                                       EMI Group PLC
                                         (PRODUCER OF MUSIC RECORDING)                         36,689        274,375
                                       Innogy Holdings PLC,*
                                         (OPERATOR OF ENERGY BUSINESS IN THE U.K.)             75,429        218,639
                                       International Power PLC
                                         (ELECTRICITY GENERATION COMPANY)                      75,429        303,908
                                       Prudential Corp. PLC
                                         (PROVIDER OF A BROAD RANGE OF FINANCIAL SERVICES)     25,959        348,760
                                       Railtrack Group PLC
                                         (OPERATOR OF RAILWAY INFRASTRUCTURE)                  19,637        303,383
                                       Rio Tinto PLC
                                         (DEVELOPER OF MINING PRODUCTS)                        42,870        692,766
                                       Scottish Power PLC
                                         (ELECTRIC UTILITY)                                    69,421        520,667
                                       Shell Transport & Trading PLC
                                         (PROVIDER OF OIL INTERNATIONALLY)                     73,923        594,073
                                       SmithKline Beecham PLC
                                         (MANUFACTURER OF ETHICAL DRUGS AND HEALTHCARE
                                         PRODUCTS)                                             28,696        370,143
                                       Vodafone AirTouch PLC
                                         (PROVIDER OF MOBILE TELECOMMUNICATION SERVICES)       89,875        373,509
                                       ---------------------------------------------------------------------------------
                                                                                                           5,354,338
------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--36.8%
                                       AT&T Corp.
                                         (PROVIDER OF TELECOMMUNICATIONS SERVICES)             10,655        247,063
                                       AT&T Corp.-Liberty Media Group "A",*
                                         (OPERATOR OF ENTERTAINMENT NETWORKS)                  23,300        419,400
                                       American Home Products Corp.
                                         (MANUFACTURER AND RETAILER OF PHARMACEUTICALS AND
                                         CONSUMER HEALTHCARE PRODUCTS)                          5,000        317,500
                                       Anadarko Petroleum Corp.
                                         (EXPLORER AND PRODUCER OF CRUDE OIL AND NATURAL
                                         GAS)                                                  16,600      1,063,230
                                       Azurix Corp.*
                                         (PROVIDER OF WASTEWATER RELATED SERVICES)             23,300        145,625
                                       Boston Properties, Inc. (REIT)
                                         (DEVELOPER OF COMMERCIAL AND INDUSTRIAL REAL
                                         ESTATE)                                                5,700        230,850
                                       Burlington Resources, Inc.
                                         (EXPLORER AND PRODUCER OF CRUDE OIL AND NATURAL
                                         GAS)                                                  13,100        471,600
                                       Comcast Corp.*
                                         (PROVIDER OF CABLE TELEVISION, SOUND AND
                                         TELECOMMUNICATIONS SYSTEMS)                            3,000        122,250
                                       Electronic Arts, Inc.*
                                         (DEVELOPER AND MARKETER OF ENTERTAINMENT
                                         SOFTWARE)                                             14,200        710,000
                                       Electronic Data Systems Corp.
                                         (PROVIDER OF INFORMATION TECHNOLOGY SYSTEMS)           7,000        328,563

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
                                       Enron Corp.
                                         (PRODUCER OF NATURAL GAS AND ELECTRICITY)              5,000    $   410,313
                                       Exelon Corp.
                                         (DISTRIBUTOR OF ELECTRICITY AND GAS TO CUSTOMERS
                                         IN ILLINOIS)                                          20,675      1,243,084
                                       Exxon Mobil Corp.
                                         (PROVIDER OF OIL INTERNATIONALLY)                      4,100        365,669
                                       FPL Group, Inc.
                                         (PROVIDER OF ELECTRIC ENERGY)                         10,500        693,000
                                       Homestake Mining Co.
                                         (INTERNATIONAL GOLD PRODUCER)                         28,700        118,388
                                       Immunex Corp.*
                                         (DEVELOPER OF BIOPHARMACEUTICAL PRODUCTS)              3,000        127,688
                                       International Business Machines Corp.
                                         (MANUFACTURER OF COMPUTERS AND SERVICER OF
                                         INFORMATION PROCESSING UNITS)                          4,400        433,400
                                       Intuit, Inc.*
                                         (PROVIDER OF FINANCIAL SOFTWARE FOR HOUSEHOLDS
                                         AND SMALL BUSINESSES)                                 13,400        823,263
                                       Lockheed Martin Corp.
                                         (MANUFACTURER OF AIRCRAFT, MISSILES AND SPACE
                                         EQUIPMENT)                                            12,500        448,125
                                       Nabors Industries, Inc.*
                                         (CONTRACTOR OF LAND DRILLING)                          5,000        254,500
                                       Newmont Mining Corp.
                                         (INTERNATIONAL GOLD EXPLORATION AND MINING
                                         COMPANY)                                              15,300        207,506
                                       Nextel Communications, Inc.
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)               9,500        365,156
                                       Northrop Grumman Corp.
                                         (MANUFACTURER OF AIRCRAFT, AIRCRAFT ASSEMBLIES
                                         AND ELECTRONIC SYSTEMS FOR MILITARY AND
                                         COMMERCIAL USE)                                        4,700        394,800
                                       ProLogis Trust (REIT)
                                         (GLOBAL OWNER OF CORPORATE DISTRIBUTION
                                         FACILITIES)                                           21,400        449,400
                                       SBC Communications, Inc.
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)               7,900        455,731
                                       Sabre Group Holdings, Inc. "A"
                                         (PROVIDER OF ONLINE TRAVEL RESERVATION
                                         CAPABILITIES)                                         20,100        672,094
                                       St. Paul Companies, Inc.
                                         (PROVIDER OF INSURANCE PRODUCTS AND SERVICES)          4,600        235,750
                                       Sun Microsystems, Inc.*
                                         (MANUFACTURER OF HIGH-PERFORMANCE WORKSTATIONS,
                                         SERVERS AND SOFTWARE)                                  3,600        399,150
                                       USEC, Inc.
                                         (PROVIDER OF ENRICHED URANIUM PRODUCTS AND
                                         SERVICES)                                             21,200        108,650
                                       USX-US Steel Group, Inc.
                                         (INTEGRATED STEEL PRODUCER)                            8,325        132,680
                                       UnumProvident Corp.
                                         (PROVIDER OF GROUP DISABILITY AND SPECIAL RISK
                                         INSURANCE)                                            15,600        440,700
                                       Viacom, Inc "B",*
                                         (PROVIDER OF A WIDE RANGE OF ENTERTAINMENT AND
                                         COMMUNICATION SERVICES)                               10,500        597,189
                                       ---------------------------------------------------------------------------------
                                                                                                          13,432,317
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $29,621,063)                                                 32,260,718
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $33,813,063)                                                $36,452,718
                                       ---------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $33,897,919. At October 31, 2000 the net unrealized appreciation for all securities based on tax cost was $2,554,799. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $5,046,399 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,491,600.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000

ASSETS
Investments, at value (cost $33,813,063)                        $36,452,718
---------------------------------------------------------------------------
Cash                                                                    932
---------------------------------------------------------------------------
Receivable for investments sold                                     223,224
---------------------------------------------------------------------------
Dividend receivable                                                  27,154
---------------------------------------------------------------------------
Receivable for Fund shares sold                                      80,698
---------------------------------------------------------------------------
Foreign taxes recoverable                                            16,389
---------------------------------------------------------------------------
Deferred organization expense                                         3,129
---------------------------------------------------------------------------
Other assets                                                         86,768
---------------------------------------------------------------------------
TOTAL ASSETS                                                     36,891,012
---------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   494,710
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                      3,805
---------------------------------------------------------------------------
Accrued management fee                                              130,216
---------------------------------------------------------------------------
Total liabilities                                                   628,731
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $36,262,281
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated net investment income                               $     2,752
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                       2,639,655
---------------------------------------------------------------------------
Foreign currency related transactions                                (2,724)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                              1,607,366
---------------------------------------------------------------------------
Paid-in-capital                                                  32,015,232
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $36,262,281
---------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($17,777,504 / 1,354,811 shares of capital stock
  outstanding, $.01 par value, 33,333,333 shares authorized)         $13.12
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $13.12)             $13.92
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,073,504 /
  1,101,659 shares of capital stock outstanding, $.01 par
  value, 33,333,333 shares authorized)                               $12.77
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,411,273 /
  344,527 shares of capital stock outstanding, $.01 par
  value, 33,333,334 shares authorized)                               $12.80
---------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $26,254)            $  427,807
--------------------------------------------------------------------------
Interest                                                           155,326
--------------------------------------------------------------------------
Total income                                                       583,133
--------------------------------------------------------------------------
Expenses:
Management fee                                                     319,784
--------------------------------------------------------------------------
Services to shareholders                                           247,237
--------------------------------------------------------------------------
Custodian and accounting fees                                      156,948
--------------------------------------------------------------------------
Distribution services fees                                         115,595
--------------------------------------------------------------------------
Administrative services fees                                        79,964
--------------------------------------------------------------------------
Auditing                                                            54,382
--------------------------------------------------------------------------
Legal                                                               15,754
--------------------------------------------------------------------------
Trustees' fees and expenses                                         21,419
--------------------------------------------------------------------------
Reports to shareholders                                             52,884
--------------------------------------------------------------------------
Registration fees                                                    3,353
--------------------------------------------------------------------------
Amortization of organization expenses                                  248
--------------------------------------------------------------------------
Other                                                                  125
--------------------------------------------------------------------------
Total expenses, before expense reductions                        1,067,693
--------------------------------------------------------------------------
Expense reductions                                                (356,205)
--------------------------------------------------------------------------
Total expenses, after expense reductions                           711,488
--------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (128,355)
--------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      1,882,802
--------------------------------------------------------------------------
Foreign currency related transactions                              (11,881)
--------------------------------------------------------------------------
                                                                 1,870,921
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                        551,677
--------------------------------------------------------------------------
Foreign currency related transactions                               (3,400)
--------------------------------------------------------------------------
                                                                   548,277
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                       2,419,198
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $2,290,843
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED OCTOBER 31
                                                                -----------------------------------
                                                                    2000                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   (128,355)               (20,236)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                1,870,921                 (6,341)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                           548,277              2,089,713
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         2,290,843              2,063,136
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains:
  Class A                                                            (34,564)                    --
---------------------------------------------------------------------------------------------------
  Class B                                                            (22,528)                    --
---------------------------------------------------------------------------------------------------
  Class C                                                             (6,728)                    --
---------------------------------------------------------------------------------------------------
Fund share transactions
Proceeds from shares sold                                         29,633,008             16,999,322
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                         61,674                     --
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (18,637,084)            (5,624,421)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      11,057,598             11,374,901
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 13,284,621             13,438,037
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 22,977,660              9,539,623
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed and
accumulated distributions in excess of net investment income
$2,752 and ($3,167), respectively)                              $ 36,262,281             22,977,660
---------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                               CLASS A
                                                                                           FOR THE PERIOD
                                                       YEAR ENDED OCTOBER 31,             DECEMBER 31, 1997
                                                ------------------------------------      (COMMENCEMENT OF OPERATIONS)
                                                  2000               1999                 TO OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                 $11.88               10.21                         9.50
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                        --                 .03                          .05
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              1.27                1.64                          .66
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.27                1.67                          .71
----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain on
investment transactions                              (.03)                 --                           --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $13.12               11.88                        10.21
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                               10.78               16.26                         7.47*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         17,778              12,816                        6,112
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                  2.85                3.35                         6.06**
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                  1.80                1.80                         1.80**
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             .02                 .24                          .92**
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            54                  68                           84**
----------------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                                                                           FOR THE PERIOD
                                                       YEAR ENDED OCTOBER 31,             DECEMBER 31, 1997
                                                ------------------------------------      (COMMENCEMENT OF OPERATIONS)
                                                  2000               1999                 TO OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                 $11.67               10.13                         9.50
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                      (.11)               (.07)                          --
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              1.24                1.61                          .63
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.13                1.54                          .63
----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain on
investment transactions                              (.03)                 --                           --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $12.77               11.67                        10.13
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                              9.77               15.10                         6.63*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         14,074               7,963                        2,695
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                  3.78                4.54                         7.69**
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                  2.68                2.68                         2.68**
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (.86)               (.64)                        (.04)**
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            54                  68                           84**
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                     CLASS C
                                                                                          FOR THE PERIOD
                                                             YEAR ENDED OCTOBER 31,      DECEMBER 31, 1997
                                                            -------------------------    (COMMENCEMENT OF OPERATIONS)
                                                              2000          1999         TO OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                            $11.69         10.14                   9.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                 (.11)         (.07)                    --
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) or investment
transactions                                                    1.25          1.62                    .64
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                1.14          1.55                    .64
---------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain or investment
transactions                                                    (.03)           --                     --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $12.80         11.69                  10.14
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                                         9.84         15.19                   6.74*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                     4,411         2,199                    733
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 4.15          4.85                   7.66**
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  2.65          2.65                   2.65**
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.84)         (.61)                   .07**
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       54            68                     84**
---------------------------------------------------------------------------------------------------------------------

 * Not annualized.

** Annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charge.

(c) Total return would have been lower had certain expenses not been waived.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Global Blue Chip Fund (the "Fund") is a
                             diversified series of Kemper Global/International
                             Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly management fee of 1/12 of the annual rate of 1.00% of the first
                             $250 million of average daily net assets declining to 0.90% of average daily net assets in excess of $1 billion. The Fund incurred a management fee of $270,696 for the year ended October 31, 2000, after an expense reduction by Scudder Kemper of $49,088.
                             This was equivalent to an annual effective rate of .85% for the year ended October 31, 2000.

NOTES TO FINANCIAL STATEMENTS

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, Scudder Kemper absorbed expenses of $307,117 for the year ended October 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $3,782.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $129,907, after an expense reduction by Scudder Kemper of $8,695.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred an administrative services fee of $16,122 for the year ended October 31, 2000, after an expense reduction by Scudder Kemper of $63,842.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $124,503 for the year ended October 31, 2000.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no fund accounting fees for the year ended October 31, 2000, after an expense waiver $50,004.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. For the year ended October 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $21,419 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $23,199,025

                             Proceeds from sales                      16,127,663

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       YEAR ENDED                      YEAR ENDED
                                                                    OCTOBER 31, 2000                OCTOBER 31, 1999
                                                               ---------------------------      -------------------------
                                                                SHARES           AMOUNT          SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                1,239,323      $ 16,484,699       815,883        9,298,307
                                       ----------------------------------------------------------------------------------
                                        Class B                  662,307         8,609,726       531,340        5,954,347
                                       ----------------------------------------------------------------------------------
                                        Class C                  349,416         4,538,583       155,491        1,746,668
                                       ----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    2,519      $     33,137            --               --
                                       ----------------------------------------------------------------------------------
                                        Class B                    1,698            21,907            --               --
                                       ----------------------------------------------------------------------------------
                                        Class C                      513             6,630            --               --
                                       ----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (966,144)     $(12,951,615)     (335,153)      (3,889,732)
                                       ----------------------------------------------------------------------------------
                                        Class B                 (244,949)       (3,190,506)     (114,797)      (1,298,925)
                                       ----------------------------------------------------------------------------------
                                        Class C                 (193,615)       (2,494,963)      (39,505)        (435,764)
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS            $ 11,057,598                    $11,374,901
                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    REORGANIZATION          On November 29, 2000 the Trustees of the Fund
                             approved an Agreement and Plan of Reorganization
                             (the "Reorganization") between the Fund and the Scudder Global Fund, pursuant to which Scudder
                             Global Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Global Fund. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it advises.
                             The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 24, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper Global Blue Chip Fund will become a shareholder of the Scudder Global Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Global Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER GLOBAL BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Global Blue Chip Fund, as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Global Blue Chip Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts
                                          December 11, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Kemper Global Blue Chip Fund paid distributions of $0.03 per share from net long-term capital gains during its year ended October 31, 2000 of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,384,000 as capital gain dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    KATHRYN L. QUIRK
Director                          President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 WILLIAM F. TRUSCOTT
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                LINDA J. WONDRACK
Director                          JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 MAUREEN E. KANE
Director                          JOYCE E. CORNELL                  Assistant Secretary
                                  Vice President
KATHRYN L. QUIRK                                                    CAROLINE PEARSON
Director and                      JOAN R. GREGORY                   Assistant Secretary
Vice President                    Vice President
                                                                    BRENDA LYONS
FRED B. RENWICK                   TARA C. KENNEY                    Assistant Treasurer
Director                          Vice President

JOHN G. WEITHERS                  THOMAS W. LITTAUER
Director                          Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KGBCF - 2 (12/22/00) 4926
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)